UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDED FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: March 9, 2001

ELINE MUSIC.COM, INC.

(Exact Name of Registrant as specified in its charter)

NEVADA

(State of Incorporation)

0-30451

(Commission File Number)

88-0429856

(IRS Employer Identification No.)

The Registrant hereby files this First Amendment to its Form 8-K filed on August 24, 2000.

Item 7. Financial Statements and Exhibits.

Included herewith are the financial exhibits required by this Item.

ELINE MUSIC.COM, INC.

(A Development Stage Company)

I N D E X

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PAGE
PART I-	FINANCIAL INFORMATION
ITEM 1.	FINANCIAL STATEMENTS
	REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS	F-2
	BALANCE SHEET JULY 31, 2000	F-3
	STATEMENT OF OPERATIONS PERIOD FROM NOVEMBER 2, 1999 (DATE OF INCEPTION) TO JULY 31, 2000	F-4
	STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY PERIOD FROM NOVEMBER 2, 1999 (DATE OF INCEPTION) TO JULY 31, 2000	F-5
	STATEMENT OF CASH FLOWS PERIOD FROM NOVEMBER 2, 1999 (DATE OF INCEPTION) TO JULY 31, 2000	F-6
	NOTES TO FINANCIAL STATEMENTS	F-7/13

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REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors

ELINE Music.com, Inc.

We have audited the accompanying balance sheet of ELine Music.com, Inc. (A Development Stage Company) as of July 31, 2000, and the related statements of operations, changes in stockholders' equity and cash flows for the period from November 2, 1999 (date of inception) to July 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ELine Music.com, Inc. as of July 31, 2000, and its results of operations and cash flows for the period from November 2, 1999 (date of inception) to July 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As further discussed in Note 2 to the financial statements, the Company's operations have generated no revenue and incurred a net loss and it had a working capital deficiency as of July 31, 2000. Such matters raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to this matter are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

J.H. Cohn LLP

Roseland, New Jersey

January 23, 2001

ELINE MUSIC.COM, INC.

(A Development Stage Company)

BALANCE SHEET

JULY 31, 2000

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ASSETS
Current assets - prepaid rent	$ 8,247
Deferred consulting fees	150,000
Property, equipment and leasehold improvements, net	161,559
Deposit on building	50,000
Total	$ 464,702
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Bank overdraft	$ 368
Accrued expenses	11,326
Note payable - stockholder	50,500
Current portion of capital lease obligation	1,350
Total current liabilities	63,544

Note payable - stockholder	33,000
Capital lease obligation, net of current portion	3,388
Total liabilities	99,932

Commitments and contingencies

Stockholders' equity:
Common stock, $.001 par value	75
Additional paid-in capital	833,925
Deficit accumulated during the development stage	(469,230)
Total stockholders' equity	364,770
Total	$ 464,702

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See Notes to Financial Statements.

ELINE MUSIC.COM, INC.

(A Development Stage Company)

STATEMENT OF OPERATIONS

PERIOD FROM NOVEMBER 2, 1999

(DATE OF INCEPTION) TO

JULY 31, 2000

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Operating expenses	$ 260,421
Web site maintenance	82,622
Consulting fees	125,590
Interest expense	597
Net loss	$(469,230)

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See Notes to Financial Statements.

ELINE MUSIC.COM, INC.

(A Development Stage Company)

STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

PERIOD FROM NOVEMBER 2, 1999 (DATE OF INCEPTION)

TO JULY 31, 2000

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	Common Stock		Additional Paid-in	Deficit Accumulated During the Development
	Shares	Amount	Capital	Stage	Total
Common stock to be issued in con- version of note payable - stock- holder	85,000	$255,000			$ 255,000
Common stock issued in private placements	75,000	$75	149,925		150,000
Common stock to be issued in private placements	214,500		429,000		429,000
Net loss				$(469,230)	(469,230)
Balance, October 31, 2000	374,500	$75	$833,925	$(469,230)	$ 364,770

</table>

See Notes to Financial Statements.

ELINE MUSIC.COM, INC.

(A Development Stage Company)

STATEMENT OF CASH FLOWS

PERIOD FROM NOVEMBER 2, 1999 (DATE OF INCEPTION)

TO JULY 31, 2000

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Operating activities:
Net loss	$(469,230)
Adjustments to reconcile net loss to net cash used in operating activities: Depreciation and amortization	20,191
Changes in operating assets and liabilities: Prepaid rent	(8,247)
Accrued expenses	11,326
Net cash used in operating activities	(445,960)
Investing activities:
Web site design expenditures	(94,896)
Deposit on building	(50,000)
Purchase of property, equipment and leasehold improvements	(176,576)
Net cash used in investing activities	(321,472)
Financing activities:
Proceeds from borrowings from stockholders	338,500
Payments for deferred consulting fees	(150,000)
Issuance of common stock	579,000
Cash overdraft	368
Payments on capital lease obligation	(436)
Net cash provided by financing activities	767,432
Net change in cash and cash balance, July 31, 2000	$ -
Supplemental disclosure of cash flow data: Interest paid	$ 597
Supplemental disclosure of noncash investing and financing activities: Equipment acquired under a capital lease	$ 5,174
Conversion of note payable - stockholder into common stock	$ 255,000

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See Notes to Financial Statements.

ELINE MUSIC.COM, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

Note 1 - Organization and business:

ELine Music.com, Inc. (the "Company") is a development stage entertainment industry company formed on November 2, 1999 that maintains an Internet presence designed to fit the needs of independent artists and labels. Through July 31, 2000, the Company has not generated any operating revenue but has focused primarily on raising capital, developing its web site and building a management team.

Note 2 - Summary of significant accounting policies:

Going concern:

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the accompanying financial statements, the Company incurred a net loss of $469,230 during the period from November 2, 1999 (date of inception) to July 31, 2000. In addition, as of July 31, 2000 the Company has a working capital deficiency of $55,297. These matters raise substantial doubt about the Company's ability to continue as a going concern.

Management believes that the commercial success and profitability of the Company will depend significantly on its ability to (i) attract and provide services to independent artists and labels, (ii) increase the number of visitors to its current web site, (iii) increase the name recognition of the Company, and (iv) increase the variety of unique products sold on its web site.

Management is attempting to raise additional equity financing to sustain operations until it can market its services, expand its customer base and achieve profitability, if ever.

The accompanying financial statements do not include any adjustments related to the recoverability and classification of assets or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

ELINE MUSIC.COM, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

Note 2 - Summary of significant accounting policies (continued):

Property, equipment and leasehold improvements:

Property, equipment and leasehold improvements are stated at cost, net of accumulated depreciation and amortization. Depreciation and amortization are computed by the Company using the straight-line method over the estimated useful lives of the related assets or their lease term which range from three to seven years.

Web site development costs:

The Company accounts for costs incurred in connection with the development of its web site in accordance with Statement of Position 98-1, "Accounting for Costs of Computer Software Developed or Obtained for Internal Use" and Emerging Issues Task Force Issue No. 00-2 "Accounting for Web Site Development Costs." Accordingly, all costs incurred in planning the development of a web site are expensed as incurred. Costs, other than general and administrative and overhead costs, incurred in the web site application and infrastructure development stage, which involve acquiring hardware and/or developing software to operate the web site, are capitalized. Fees paid to an Internet service provider for hosting the web site on its server(s) connected to the Internet are expensed. Other costs incurred during the operating stage, such as training, administration and maintenance costs, are expensed as incurred. Costs incurred during the operating stage for upgrades and enhancements of the web site are capitalized if it is probable that they will result in added functionality. Capitalized web site development costs will be amortized on a straight-line basis over their estimated useful life of five years.

The Company capitalized web site development costs of approximately $95,000 that were incurred in the application and infrastructure development stage of its web site.

Impairment of long-lived assets:

The Company has adopted the provisions of Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of" ("SFAS 121"). Under SFAS 121, impairment losses on long-lived assets, such as property, equipment and leasehold improvements and web site development costs, are recognized when events or changes in circumstances indicate that the undiscounted cash flows estimated to be generated by such assets are less than their carrying value and, accordingly, all or a portion of such carrying value may not be recoverable. Impairment losses are then measured by comparing the fair value of the assets to their carrying amounts.

ELINE MUSIC.COM, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

Note 2 - Summary of significant accounting policies (concluded):

Income taxes:

The Company accounts for income taxes pursuant to the asset and liability method which requires deferred income tax assets and liabilities to be computed for temporary differences between the financial statement and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. The income tax provision is the tax payable or refundable for the period plus or minus the change during the period in deferred tax assets and liabilities.

Note 3 - Property, equipment and leasehold improvements:

Property, equipment and leasehold improvements consist of the following:

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Equipment (including $5,174 under a capital lease)	$ 66,387
Furniture and fixtures	6,058
Studio	3,596
Web site hardware	65,825
Leasehold improvements	39,884
Total	181,750
Less accumulated depreciation and amortization (including $258 under a capital lease)	20,191
Total	$161,559

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Note 4 - Notes payable - stockholders:

Notes payable - stockholders are comprised of the following:

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Noninterest bearing note payable to stockholder on demand	$50,500
Noninterest bearing note payable to stockholder on October 31, 2003	$33,000

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Note 5 - Related party transactions:

During the period from November 2, 1999 (date of inception) to July 31, 2000, the Company purchased approximately $45,000 of publishing rights and other costs from a corporation partially owned by the majority stockholder of the Company.

ELINE MUSIC.COM, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

Note 6 - Capital lease obligation:

The Company leases telephone equipment under a capital lease which is summarized as follows:

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Payable in monthly installments of $236, including interest through February 2003; collateralized by telephone equipment	$7,545
Less amount representing interest	2,807
Total	4,738
Less current portion	1,350
Long-term portion	$3,388

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Principal payment requirements under the capital lease in years subsequent to July 31, 2000 are as follows:

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Year Ending October 31,	Amount
2001	$1,350
2002	1,917
2003	1,471
Total	$4,738

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Subsequent to July 31, 2000, the Company is negotiating to lease certain equipment for approximately $80,000 which would be recorded as a capital lease.

Note 7 - Lease commitment:

The Company leases its facility under an operating lease that expires in May 2001 with an option to renew for an additional eighteen months. The lease requires payment of minimum annual rentals plus utilities and maintenance costs. Future minimum rental payments under the noncancelable operating lease as of July 31, 2001 are approximately $9,000. Rent expense for the period from November 2, 1999 (date of inception) to July 31, 2000 was approximately $7,000.

The Company paid $50,000 for an option to purchase the entire building in which the Company occupies space for $425,000 which option expires March 9, 2001.

ELINE MUSIC.COM, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

Note 8 - Income taxes:

As of July 31, 2000, the Company had net operating loss carryforwards of approximately $469,000 available to reduce future Federal and state taxable income which will expire through 2020. The Company had no other material temporary differences as of that date. Due to the uncertainties related to the extent and timing of its future taxable income, the Company offset the deferred tax assets attributable to the potential benefits of the net operating loss carryforwards of approximately $188,000 by an equivalent valuation allowance as of July 31, 2000.

Note 9 - Stockholders' equity:

During the period from November 2, 1999 (date of inception) to July 31, 2000, the Company sold 121,500 shares of common stock through private placements at $2 per share.

From January through March 2000, the Company sold 168,000 units through private placements at $2 per unit. Each unit consisted of one share of common stock and one A, B and C warrant exercisable at $5, $10 and $20, respectively. The warrants expire three years from the dates of grant. 214,500 shares of common stock from the private placement have not yet been issued.

In December 1999, the Company converted a note payable to a stockholder with a balance of $255,000 into 85,000 shares of common stock which were issued subsequent to July 31, 2000.

Note 10- Subsequent events:

Acquisition:

On August 15, 2000, Rapid Retrieval Systems, Inc. ("Rapid"), an inactive publicly-held company, acquired the Company by issuing 10,000,000 shares of its common stock to the stockholders of the Company in exchange for all of the outstanding shares of the Company plus $250,000 in consulting fees which were expensed. Of this amount, $150,000 was paid prior to July 31, 2000 and is included in deferred consulting fees at July 31, 2000. The transaction was accounted for as a reverse acquisition whereby, for accounting purposes, the Company is the acquirer and Rapid is the acquiree. In connection with the acquisition, Rapid, which is the surviving entity, changed its name to ELine Music.com, Inc.

Web site maintenance agreement:

On October 1, 2000, the Company entered into a web site maintenance agreement with Creative Network, Inc. ("Creative") which requires minimum monthly payments of $25,000 and expires on September 30, 2001. The Company is relying exclusively on this consultant for all of its web site services. Failure by the consultant to perform under the agreement could have a material adverse effect on the Company's operations.

ELINE MUSIC.COM, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

Note 10- Subsequent events (concluded):

Letter of intent:

On December 1, 2000, the Company executed a letter of intent (the "Agreement") with Creative whereby the Company would purchase all of the outstanding shares of Creative for $375,000, payable in cash or equivalent shares of the Company's common stock. The purchase is contingent on the Company obtaining certain financing and the Agreement expires June 1, 2001 unless mutually extended.

Issuances of common stock:

In August and September 2000, the Company issued 800,000 shares of common stock with a fair value of $1,600,000 as payment for consulting services. In addition, another 20,000 shares of common stock are to be issued to such consultants with a fair value of $40,000.

* * *

ELINE MUSIC.COM

UNAUDITED PROFORMA CONDENSED BALANCE

SHEET AND STATEMENT OF OPERATIONS

AS OF AND FOR THE PERIOD FROM NOVEMBER 2, 1999 (DATE

OF INCEPTION) TO JULY 31, 2000

UNAUDITED PROFORMA CONDENSED FINANCIAL INFORMATION

The following Unaudited Proforma Condensed Balance Sheet and Statement of Operations for Eline Music.com, Inc. (Eline) formerly known as Rapid Retrieval Systems, Inc. (the "Company") gives effect to the reverse acquisition by the Company of 100% of the issued and outstanding capital stock of Eline on August 15, 2000 pursuant to an Agreement and Plan of Reorganization using the purchase method of accounting as if such transaction had been consummated as of the beginning of the period presented and, with respect to the balance sheet, as of July 31, 2000. Rapid Retrieval Systems, Inc.'s results of operations reflect six months of operations through June 30, 2000 and do not differ materially from those from the period of November 2, 1999 through July 31, 2000. The information contained in the following Unaudited Proforma Condensed Financial Information does not purport to be indicative of the results of operations of the Company which may have been attained had the reverse acquisition of Eline been consummated on the dates assumed.

The proforma information with respect to the acquisition of Eline reflects: (i) the issuance of 10,000,000 shares of the Company's common stock to the stockholders of Eline in exchange for all the outstanding shares of Eline, (ii) the payment of $250,000 in consulting fees pursuant to the transaction, (iii) the recapitalitation of Eline (the operating company).

The Unaudited Proforma Condensed Financial Information contained herein should be read in conjunction with the historical financial statements and notes thereto of Rapid Retrieval Systems, Inc. included in its filings with the Securities and Exchange Commission and Eline Music.com, Inc. included elsewhere herein.

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ELINE MUSIC.COM
UNAUDITED PROFORMA CONDENSED BALANCE SHEET
July 31, 2000

		Rapid
	ELine	Retrieval
	Music.com	Systems		Adjustments	Proforma
ASSETS
Cash $		$2,852			$2,852

Total current assets		2,852			2,852
Property, Plant & Equipment, net	256,455				256,455

Other Assets
Deferred Consulting Fees	150,000		(2)	100,000	0
			(2)	(250,000)
Deposits	50,000				50,000

	$456,455	$2,852			$309,307

LIABILITIES AND STOCKHOLDERS' EQUITY

Accrued Expenses	$11,694	$9,888			$21,582
Note payable - stockholder	50,500				50,500
Note payable - consultant	-		(2)	100,000	100,000
Current Portion of Capital Lease	1,350				1,350

Total current liabilities	63,544	9,888			173,432

Shareholder Payable	33,000	77,514			110,514
Capital Lease Payable	3,388				3,388

Total liabilities	99,932	87,402			287,334

STOCKHOLDERS' EQUITY (DEFICIENCY)
Common Stock	10,375	2,000	(1)	(1,975)	10,400
Additional Paid in Capital	813,175	44,550	(1)	(129,125)	728,600
Accumulated Deficit	(467,027)	(131,100)	(1), (2)	(118,900)	(717,027)

	356,523	(84,550)			21,973

	$456,455	$2,852			$309,307

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ELINE MUSIC.COM
UNAUDITED PROFORMA CONDENSED STATEMENT OF OPERATIONS
Period from November 2, 1999 (Date of Inception) to July 31, 2000

		Rapid
	ELine	Retrieval
	Music.com	Systems		Adjustment	Proforma

Operating expenses	$257,087	$12,859			$269,946
Web site maintenance	82,622				82,622
Consulting fees	125,590	15,500	#	250,000	391,090
Interest expense	1,728				1,728

Total expenses	467,027	28,359			745,386

Net loss	$(467,027)	$(28,359)			$(745,386)

Basic net loss
per common share	$(1.98)	$(0.01)			$(0.07)

Basic weighted average
shares outstanding	236,000	2,000,000			10,138,500

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ELINE MUSIC.COM

NOTES TO UNAUDITED PROFORMA CONDENSED

FINANCIAL INFORMATION

1. Reflects the issuance of 10,000,000 shares of the Company's common stock to the stockholders of Eline in exchange for all the outstanding shares of Eline and payment of $250,000 in consulting fees pursuant to the transaction. Such adjustment does not reflect an adjustment to the market value of the Company's shares of common stock in excess of book value of Eline pursuant to the Securities and Exchange Commission's position regarding reverse acquisitions. This adjustment also eliminates the Company's accumulated deficit as part of the application of the purchase method of accounting.

2. Reflects the capitalization and expensing of deferred consulting fees incurred in connection with the acquisition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELINE MUSIC.COM, INC.

_______________________

John Brancaccio, President

Date: _____________________